Exhibit 10.1

AMENDMENT TO

LIFE INSURANCE PREMIUM AND TAX BONUS AGREEMENT

This AMENDMENT is made as of the 15th day of September, 2006, between COMCAST CORPORATION, a Pennsylvania corporation (together with its subsidiaries, the “Company”), and BRIAN L. ROBERTS (“Roberts”).

BACKGROUND

The parties entered into a Life Insurance Premium and Tax Bonus Agreement dated as of May 22, 2006 (the “Agreement”), and desire to modify Schedule A thereto.

AGREEMENT

Intending to be legally bound hereby, the Company and Roberts agree as follows:

1.

Schedule A of the Agreement is hereby replaced in its entirety with the list of insurers and amounts of insurance reflected from time to time in the Company’s records, provided that the aggregate death benefit amount thereof shall not exceed $50,000,000.

2.	Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first-above written.

COMCAST CORPORATION

By:	/s/ ARTHUR R. BLOCK

/s/ BRIAN L. ROBERTS
Brian L. Roberts